The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2014

Effective February 1, 2015, the holding period for imposition of the early redemption fee for Investment Class and Service Class shares of each Fund has been reduced from 180 days to 30 days. The new 30-day holding period will apply to all Investment Class and Service Class shares of each Fund, including those purchased prior to February 1, 2015.

Fees and Expenses of the Fund

The language in each Fund’s “Shareholder Fees” table that states “Redemption fee (as a percentage of amount redeemed on shares held for less than 180 days)” is deleted in its entirety and replaced with the following:

Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)

The amount of any applicable early redemption fee remains the same.

Early Redemption Fee

The paragraphs appearing under the heading “General Shareholder Information—Early Redemption Fee” are hereby deleted in their entirety and replaced with the information below.

In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 1% on redemptions of the Investment and Service Classes of shares of any Fund (2% for Royce Select Fund II, European Smaller-Companies, Global Value, International Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds) that you held for less than 30 days. Each fee is payable to the Fund out of the proceeds otherwise payable to you.

The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Funds’ transfer agent, the anniversary day of an account transaction determines the 30-day holding period, so that if you purchased a Fund’s shares on January 1, 2015, these shares would be subject to the fee if you were to redeem them prior to January 30, 2015.

You will incur no fee on shares that you acquire through distribution reinvestment. The redemption fee will apply to shares that you exchange into another Royce Fund (exchanges from GiftShare Accounts in Royce Heritage Fund are not permitted). The following types of shareholders and accounts are exempt from the early redemption fee: participants in Automatic Investment or Withdrawal Plans; retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions; and GiftShare Accounts in Royce Heritage Fund.

January 6, 2015

ISI-SUPP-0115